Supplement dated June 30, 2000 to the Prospectus dated March 1, 2000

Hotchkis and Wiley, an investment adviser to the Balanced, Large Cap Value, Small Cap Value, and International Equity Funds, has changed its name to Merrill Lynch Investment Managers. As a result, the Hotchkis and Wiley description under The Investment Advisers section is revised to read as follows:

MERRILL LYNCH INVESTMENT MANAGERS, L.P., 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017, is a professional investment management firm which was founded in 1976. Merrill Lynch Investment Managers is a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of March 31, 2000 were approximately $568 billion, which included approximately $2.0 billion of assets of AMR and its subsidiaries and affiliated entities. Merrill Lynch Investment Managers serves as an investment adviser to the Balanced, Large Cap Value, Small Cap Value, and International Equity Funds.